UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2013 (May 29, 2013)
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
17901 Von Karman Ave, Suite 1200, Irvine, CA		92614
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 864-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 29, 2013, Pacific Premier Bancorp, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”).  Set forth below are the three proposals that were voted on at 2013 Annual Meeting and the stockholder votes on each such proposal, as certified by the 2013 Annual Meeting inspector of election.  The Company’s stockholders approved each of the three proposals, which are described in detail in the Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 16, 2013.  Other than the three proposals set forth below and described in the Definitive Proxy Statement, no other item was submitted at the 2013 Annual Meeting for stockholder action.

On the record date for the 2013 Annual Meeting, there were 15,437,531 shares of Company common stock issued, outstanding and entitled to vote. Stockholders holding 12,838,583 shares of Company common stock were present at the 2013 Annual Meeting, in person or represented by proxy.

Proposal 1:  Each nominee for director, as listed in the Definitive Proxy Statement, was elected to serve a one-year term.  The votes were as follows:*

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
Kenneth A. Boudreau	10,294,279	81,645	2,462,659
John J. Carona	10,067,108	308,816	2,462,659
Steven R. Gardner	10,285,433	90,491	2,462,659
Joseph L. Garrett	10,307,281	68,643	2,462,659
John D. Goddard	10,264,679	111,245	2,462,659
Jeff C. Jones	10,308,029	67,895	2,462,659
Michael L. McKennon	10,292,779	83,145	2,462,659

Proposal 2:  The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, having received the following votes:

For	Against	Abstain	Broker Non-Votes
10,290,522	57,072	28,330	2,462,659

Proposal 3:  The appointment of Vavrinek, Trine, Day, & Co., LLP as independent auditors of the Company for the fiscal year ending December 31, 2013 was ratified, having received the following votes:

For	Against	Abstain	Broker Non-Votes
12,654,774	142,878	40,931	0
___________
* The seven (7) director nominees who received the greatest number of votes cast for director nominees were elected. Withheld votes were not counted either “for” or “against” the nominee. Abstentions were not counted in the election of directors and did not affect the outcome.  The election of directors is considered a “non-routine” item upon which brokerage firms are not permitted to vote in their discretion on behalf of their clients if such clients did not furnished voting instructions. Therefore, broker “non-votes” were not considered in determining whether a nominee received the affirmative vote of a plurality of the shares.

** The affirmative vote of holders of at least the majority of the shares for which votes are cast at the 2013 Annual Meeting is required to approve this proposal.  Abstentions and broker non-votes were not counted as votes cast and, therefore, did not affect this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC PREMIER BANCORP, INC.

Dated:	May 30, 2013	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer